UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GUARDION HEALTH SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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(2)
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(3)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Guardion Health Sciences, Inc.
15150 Avenue of Science, Suite 200
San Diego, California 92128
October 23, 2018
Dear Stockholder,
On behalf of the Board of Directors, you are cordially invited to attend the 2018 Annual Meeting of Stockholders of Guardion Health Sciences, Inc. (the “Company,” “we” or “us”) to be held at 10:00 a.m., Pacific Time, on November 20, 2018, at the Residence Inn by Marriott, 11002 Rancho Carmel Drive, San Diego, California 92128. The formal Notice of Annual Meeting and proxy statement more fully describing the purposes of the Annual Meeting are set forth in the enclosed material.
Your vote is important. You can vote your shares by:
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completing, signing and returning the enclosed proxy card (the “Proxy Card”) using the enclosed envelope, which requires no postage if mailed within the United States;

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in advance of the meeting on the Internet in accordance with the instructions on the Proxy Card; or

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attending the Annual Meeting in person, where you may vote even if you have already returned a Proxy Card.

The matters expected to be acted upon at the Annual Meeting are as follows:
1.
Elect each of Michael Favish, Robert Weingarten, Mark Goldstone and David W. Evans as members of our Board of Directors;

2.
Ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
Approve the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan;

4.
Grant discretionary authority to our Board of Directors to (i) amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio within a range of one-for-two and three-for-four, with the exact ratio to be determined by our Board of Directors in its sole discretion and (ii) effect a reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

5.
Hold an advisory vote on our 2017 named executive officer compensation;

6.
Hold an advisory vote on the frequency of the advisory vote on executive compensation; and

7.
Authorize the adjournment or postponement of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The Board of Directors unanimously recommends the approval of each of these proposals.
Thank you for your ongoing support of Guardion Health Sciences, Inc.
Sincerely,

/s/ Michael Favish

Michael Favish, President and Chief Executive Officer and
Chairman of the Board of Directors

Guardion Health Sciences, Inc.
15150 Avenue of Science, Suite 200
San Diego, California 92128
October 23, 2018
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
You are cordially invited to attend the 2018 Annual Meeting of the Stockholders (“Annual Meeting”) of Guardion Health Sciences, Inc. (the “Company,” “we” or “us”) to be held on November 20, 2018 at 10:00 a.m. Pacific Time, at the Residence Inn by Marriott, 11002 Rancho Carmel Drive, San Diego, California 92128, for the purposes described below and as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.
Elect each of Michael Favish, Robert Weingarten, Mark Goldstone and David W. Evans as members of our Board of Directors;

2.
Ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
Approve the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan;

4.
Grant discretionary authority to our Board of Directors to (i) amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio within a range of one-for-two and three-for-four, with the exact ratio to be determined by our Board of Directors in its sole discretion and (ii) effect a reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

5.
Hold an advisory vote on our 2017 named executive officer compensation;

6.
Hold an advisory vote on the frequency of the advisory vote on executive compensation; and

7.
Authorize the adjournment or postponement of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The Company intends to only discuss the above proposals at the Annual Meeting. However, the Company will transact any other business that may properly be presented before the Annual Meeting or at any adjournment or postponement thereof.
WHO MAY VOTE?
You may vote on these Proposals if you were an owner of shares of our common stock at the close of business on October 22, 2018 (the “Record Date”). A list of stockholders of record will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at our offices, which are located at 15150 Avenue of Science, Suite 200, San Diego, California 92128 attention: Secretary, Annual Meeting.
Whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum, we urge you to vote your shares by promptly completing, signing and returning the enclosed proxy card (the “Proxy Card”) using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over the Internet in accordance with the instructions on the Proxy Card, which also qualifies for obtaining a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Favish

Michael Favish, President and Chief Executive Officer
and Chairman of the Board of Directors

GUARDION HEALTH SCIENCES, INC.

i

Guardion Health Sciences, Inc.
15150 Avenue of Science, Suite 200
San Diego, California 92128
PROXY STATEMENT FOR THE GUARDION HEALTH SCIENCES, INC.
2018 Annual MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2018
This proxy statement (the “Proxy Statement”) and the accompanying Notice of 2018 Annual Meeting of Stockholders contain information about the 2018 Annual Meeting of the Stockholders of Guardion Health Sciences, Inc. (the “Annual Meeting”) including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m., Pacific Time, on November 20, 2018 at the Residence Inn by Marriott, 11002 Rancho Carmel Drive, San Diego, California 92128.
In this Proxy Statement, we refer to Guardion Health Sciences, Inc. as “Guardion,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors, sometimes referred to as our “Board,” for use at the Annual Meeting.
This Proxy Statement, the Notice of 2018 Annual Meeting of Stockholders and the Proxy Card will be first sent or made available to stockholders on or before October 23, 2018.
Although not part of this Proxy Statement, we are sending along with this Proxy Statement our 2017 annual report, which includes our financial statements for the fiscal year ended December 31, 2017, and our most recent quarterly report, which includes our financial statements for the fiscal quarter ended June 30, 2018.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 20, 2018
This Proxy Statement, our 2017 annual report and the quarterly report for the fiscal quarter ended June 30, 2018 are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 12-digit control number(s) that appears on your Proxy Card. You may also elect on this website to receive future distributions of our proxy statements and annual reports by electronic delivery.
Additionally, you may find a copy of our Annual Report on Form 10-K, which includes our audited financial statements for the fiscal year ended December 31, 2017, and a copy of our Quarterly Report on Form 10-Q, which includes our unaudited financial statements for the fiscal quarter ended June 30, 2018, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “Investors” section of our website at www.guardionhealth.com. You may also obtain a printed copy of our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q, including our financial statements, free of charge, by sending a written request to us at: 15150 Avenue of Science, Suite 200, San Diego, California 92128, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
Why is the Company Soliciting my Proxy?
The Board is soliciting your proxy to vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting, to be held at 10:00 a.m., Pacific Time, on November 20, 2018 at the Residence Inn by Marriott, 11002 Rancho Carmel Drive, San Diego, California 92128. The Proxy Statement and the accompanying Notice of 2018 Annual Meeting of Stockholders summarize the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.
What is Included in these Materials?
We have made available to you on the Internet or have sent to you this Proxy Statement, the Notice of 2018 Annual Meeting of Stockholders, the Proxy Card and a copy of our Annual Report on Form 10-K for the fiscal year ended 2017 because you owned shares of our common stock (“Common Stock”) as of the close of business on October 22, 2018 (the “Record Date”). The Company intends to commence distribution of the proxy materials to stockholders on or about October 23, 2018.
Who Can Vote at the Annual Meeting?
You may vote on these Proposals if you were an owner of shares of our Common Stock on the Record Date. The list of the stockholders of record entitled to vote at the Annual Meeting will be available for inspection by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware at our offices located at 15150 Avenue of Science, Suite 200, San Diego, California 92128 during the ten-day period immediately prior to the Annual Meeting. Such list will be available for inspection at the Annual Meeting as well.
You are not required to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting (in physical form or by Internet vote) and not revoked prior to the Annual Meeting will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
As of the Record Date, there were [40,329,475] shares of our Common Stock outstanding and entitled to vote.
Each share of our Common Stock that you own as of the Record Date entitles you to one vote. Please read the language above regarding “Who Can Vote at the Annual Meeting?”.
What Is a Record Holder of Shares?
You are the “record holder” of shares registered in your name with our transfer agent, VStock Transfer, LLC. The Company has provided these proxy materials directly to you if you are a record holder.
Who May Attend the Meeting?
Record holders may attend the Annual Meeting.
How Do I Vote?
Stockholders of Record
Record holders have four methods of voting:
1.
Vote by Internet.   The Annual Meeting will be available via the Internet at www.virtualshareholdermeeting.com/[GHSI].

2.
Vote by mail.   Mark, date, sign and mail the enclosed Proxy Card (a postage-paid pre-addressed envelope is provided for mailing in the United States).

3.
Vote in person.   Attend and vote at the Annual Meeting held at the location described above.

Your most current Proxy Card or proxy submission by Internet is the one that will be counted if you submit a vote in more than one of the foregoing manners. See “May I Change or Revoke my Proxy?” below.
You may deliver your completed Proxy Card in person if you are a registered stockholder and attend the meeting.
Who Can I Call with Additional Questions?
If you have any questions or need assistance voting your shares of Common Stock, please contact VStock Transfer, LLC. at 1-855-987-8625.
How Will My Shares Be Voted?
All shares entitled to vote and represented by a properly completed, executed and received proxy before the Annual Meeting (and not revoked) will be voted at the Annual Meeting as your proxy is instructed. If you hold shares as a stockholder of record (i.e., in your name with our transfer agent) and do not indicate how your shares should be voted on a matter, then the shares represented by your proxy will be voted as the Board recommends on each of the enumerated proposals and regarding any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. If you are a record holder, these proxy materials have been provided directly to you by the Company. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions.
What is an Abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results of any of the proposals, but are included for purposes of determining whether a quorum has been reached. Abstentions would not affect Proposals 1 through 3 and 5 through 7, but would have the same consequences as an “against” vote for Proposal 4.
Is My Vote Confidential?
Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their Proxy Cards, which may be forwarded to our Company’s management and the Board.
What Constitutes a Quorum?
We must have a quorum to carry on business at the Annual Meeting. A quorum is present when a majority of the issued and outstanding shares entitled to vote as of the Record Date are represented in person or by proxy at the Annual Meeting. Thus, holders of at least [20,164,738] shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy even if you do not provide voting instructions, or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, we may adjourn the meeting if Proposal 7 is approved by the holders of a majority of the shares present or represented at the meeting.

How Many Votes Are Needed for Each Proposal to Pass?
Proposal	Vote Required
PROPOSAL 1: Election of Directors	A plurality of the votes cast
PROPOSAL 2: Ratification of Weinberg & Company, P.A. as independent registered public accounting firm	A majority of the votes cast
PROPOSAL 3: Approve the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan	A majority of the votes cast
PROPOSAL 4: Approval of the Reverse Stock Split Proposal	A majority of the Company’s outstanding Common Stock
PROPOSAL 5: Advisory Vote on Executive Compensation	A majority of the votes cast
PROPOSAL 6: Advisory Vote on Frequency of Say-On-Pay Votes	A majority of the votes cast
PROPOSAL 7: Adjournment of the Annual Meeting, if Necessary or Appropriate	A majority of the votes cast
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
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“FOR” the elections of Michael Favish, Robert Weingarten, Mark Goldstone and David W. Evans as members of our Board of Directors;

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“FOR” ratification of Weinberg & Company, P.A. as independent registered public accounting firm;

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“FOR” the approval of the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan;

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“FOR” the Reverse Stock Split proposal;

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“FOR” adoption of advisory vote on executive compensation;

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“FOR” adoption of advisory vote on frequency of  “Say-On-Pay” votes; and

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“FOR” approval of the adjournment to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to constitute a quorum or to approve any of Proposals 1 through 6.

If any other matter is properly presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the Proxy Card in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we know of no matters that need to be acted on at the Annual Meeting other than those described in this Proxy Statement.
May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before it is voted in any one of the following ways:
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By submitting a new Proxy Card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the Annual Meeting at 15150 Avenue of Science, Suite 200, San Diego, California 92128, Attention: Secretary, Annual Meeting;

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By submitting a later proxy by Internet as instructed above; or

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By attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the Annual Meeting.

Your most current Proxy Card or proxy submission by Internet or by voting at the Annual Meeting in person is the one that will be counted.
What if I Receive More Than One Proxy Card?
You may receive more than one Proxy Card or voting instruction form if you hold shares of our Common Stock in more than one account. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all your shares are voted.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary or final results, if available, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an Amended Report on Form 8-K with the SEC to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
The solicitation of proxies in the enclosed form is made on behalf of the Board. The Company will bear the entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us to send a single notice and a single set of our proxy materials to any household at which two or more of our stockholders reside if we believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you do not wish to participate in “householding” and would like to receive your own notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock and both of you would like to receive only a single notice or, if applicable, set of our annual disclosure documents, follow these instructions:
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If your shares are registered in your own name, please contact VStock Transfer, LLC., and inform them of your request by calling them at 1-855-987-8625 or writing them at 18 Lafayette Place, Woodmere, New York 11598.

Electronic Delivery of Company Stockholder Communications
Stockholders may elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You may choose this option and save us the cost of producing and mailing these documents by:
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following the instructions provided on your notice or Proxy Card;

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following the instructions provided when you submit a proxy to vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock, (ii) each of our current directors and the named executive officer identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the Securities and Exchange Commission (the “SEC”), and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock that the person has the right to acquire within 60 days after October 22, 2018 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
The information set forth in the table below is based on [40,329,475] shares of our Common Stock issued and outstanding on October 22, 2018. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after October 22, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is in care of Guardion Health Sciences, Inc., 15150 Avenue of Science, Suite 200, San Diego, California 92128.
Name of Beneficial Owner and Title of Officers and Directors	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Michael Favish, Chief Executive Officer, President and Director(a)	6,494,933	16.10%
Robert N. Weingarten, Director	1,300,000	3.22%
Mark Goldstone, Director	1,050,000	2.60%
David Evans, Director(b)	3,050,000	7.56%
John Townsend, Chief Accounting Officer and Controller	105,000	0.26%
Vincent J. Roth, General Counsel and Corporate Secretary	265,000	0.66%
All Officers and Directors as a Group (6 persons)(c)	12,264,933	30.41%
5% Stockholders:
Leon Krajian(d)	3,617,569	8.74%
Digital Grid (Hong Kong) Technology Co., Limited(e)	4,347,827	10.78%
Christopher Scangas(f)	2,608,489	6.46%
Edward Grier	2,158,178	5.31%

(a)
Includes 260,000 shares held by Mr. Favish’s spouse.

(b)
Includes 3,050,000 shares of Common Stock of the Company held in the name of VectorVision, Inc. issued on September 29, 2017 (the “Closing Date”). 250,000 of these shares serve as security for VectorVision, Inc.’s indemnification obligations (the “Holdback Shares”) under the Asset Purchase Agreement, and the HoldBack Shares (or such portion thereof, if any, after any reduction to the HoldBack Shares in accordance with the terms of the Asset Purchase Agreement) shall be delivered to VectorVision, Inc. 26 months following the Closing Date. Dr. Evans owns 28% of the issued and outstanding shares of VectorVision, Inc. and his wife, Tamara Evans, owns 72% of the issued and outstanding shares of VectorVision, Inc. Mr. and Mrs. Evans exercise joint investment control and voting control over the shares of Common Stock of the Company held in the name VectorVision, Inc. Mrs. Evans business address at 4141 Jutland Drive, Suite 215, San Diego, CA 92117.

(c)
Unless otherwise indicated, the business address of each individual is c/o Guardion Health Sciences, Inc., 15150 Avenue of Science, Suite 200, San Diego, California 92128.

(d)
Includes 231,974 shares held in the name of Equity Trust Company Custodian FBO Leon S. Krajian IRA; 1,135,000 shares that may be purchased pursuant to exercisable warrants issued to Leon Krajian that are vested and expire at various dates between September 30, 2018 and December 31, 2019; and 518,092 shares of Common Stock owned by Mr. Krajian.

(e)
Includes 1,304,348 shares held in the name of an affiliated company, Lianluo Smart Ltd. (“Lianluo”). Digital Grid (Hong Kong) Technology Co., Limited is a majority owner of Lianluo and is deemed to have voting control over the shares of Common Stock of the Company held by Lianluo. Mr. He Zhitao has voting and dispositive authority over these shares.

(f)
Includes 2,075,753 shares held in the name of Cynthia Elaine Trust dated December 12, 2014; 138,750 shares held in the name of Cynthia Elaine Scangas Dated June 12 2002-IRA rollover, BNY Mellon Trustee; 363,986 shares held in the name of Jason Scangas, the son of Christopher Scangas, for whom Christopher Scangas holds Power of Attorney; and 30,000 shares that may be purchased pursuant to an exercisable warrant issued to Christopher Scangas that is vested and expires March 29, 2019.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Certificate of Incorporation and Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors shall consist of not less than three (3) or more than seven (7) directors. The number of directors is currently fixed at four (4). At each annual meeting of stockholders, director shall be elected by the stockholders for a term of one (1) year. Each director shall serve until his successor is elected and qualified or until the director’s earlier resignation or removal.
Directors and Executive Officers
Set forth below is certain information regarding the Company’s current executive officers and directors based on information furnished to the Company by each executive officer and director. The following table sets forth information regarding the members of the Board of Directors and the Company’s executive officers:
Name	Age	Position
Michael Favish	70	President, Chief Executive Officer and Chairman of the Board of Directors
Robert Weingarten	66	Director, Lead Director
Mark Goldstone	56	Director
David W. Evans	62	Director, Chief Science Officer
John Townsend	57	Controller, Chief Accounting Officer
Vincent J. Roth	50	General Counsel and Corporate Secretary
Management Team
Michael Favish has been Chief Executive Officer, President and Chairman of the Board since the Company’s formation in 2009. He has more than 30 years’ experience in founding, developing and managing private and public companies, all of which the Company believes contribute to his qualifications as a director. He is an acknowledged and respected leader and innovator with hands-on experience in strategic marketing, brand building and product development. Mr. Favish founded Fotoball USA, Inc. (“Fotoball”), a pioneer in retail licensed products and marketing, in 1984. In 1994, Mr. Favish transformed Fotoball into a publicly held company with 200 employees and was listed on the Nasdaq Stock Market. After growing revenues from $7 million in 1994 to $50 million in 2003, Fotoball was acquired in January 2004 by an industry leading NYSE company. The Company believes that Mr. Favish’s experience in an entrepreneurial environment such as Fotoball is particularly suitable for the Company because it was a small, developing and entrepreneurial company introducing products of a kind that did not currently exist. Mr. Favish’s team building skills from his track record at Fotoball, are also applicable as the Company is still building its departments and leadership team. Mr. Favish developed familiarity with the capital markets and obligations of a public reporting company through his experience at Fotoball which is also pertinent to the Company as it engages in fund raising efforts and pursues its endeavor to become a public reporting company. These experiences collectively make Mr. Favish suitable to serve the Company as Chief Executive Officer and a director.
Robert N. Weingarten has been a Director of the Company effective June 30, 2015 and Lead Director on the Board of Directors since January 2017. He is an experienced business consultant and advisor with an ongoing consulting practice. Since 1979, he has provided financial consulting and advisory services and served on boards of directors of numerous public companies in various stages of development, operation or reorganization, which the Company believes qualifies him to serve on the Board of Directors. Mr. Weingarten was the CFO of Alltemp, Inc, from July 10, 2017 through June 28, 2018. Alltemp, Inc. was an SEC full reporting company until it filed a Form 15 on April 16, 2018. Mr. Weingarten was appointed as a director of Staffing 360, Inc. on February 25, 2014 and resigned this position on April 20, 2014. Mr. Weingarten was the Non-Executive Chairman of New Dawn Mining Corp. (“New Dawn”) from August 31, 2005 through September 30, 2010, and was named the Executive Chairman of New Dawn in

October 2010. On July 8, 2010, Mr. Weingarten was appointed to the Board of Directors of Central African Gold Limited (formerly known as Central African Gold Plc and listed on the Alternative Investment Market of the London Stock Exchange at that time). Central African Gold Limited was an indirect, wholly-owned subsidiary of New Dawn. Both New Dawn and Central African Gold Limited have ceased to be publicly traded and reporting companies in their respective jurisdictions. On April 29, 2013, Mr. Weingarten was appointed to the Board of Directors of RespireRx Pharmaceuticals Inc., formerly known as Cortex Pharmaceuticals, Inc. (“RespireRx”), and was named Vice President and Chief Financial Officer of RespireRx. He resigned from those positions on February 17, 2017. Mr. Weingarten received a B.A. Degree in Accounting from the University of Washington in 1974, and an M.B.A. Degree in Finance from the University of Southern California in 1975. Mr. Weingarten is a Certified Public Accountant (inactive) in the State of California. Mr. Weingarten has considerable accounting and finance acumen, particularly with regard to public reporting requirements. He also has considerable experience in the pharmaceutical industry, which has many similar regulatory requirements as the medical foods and medical device markets in which the Company operates. These skills and experiences make Mr. Weingarten particularly suitable to serve as a director and offer guidance to the Company.
Mark Goldstone has been a Director since June 2015. Mr. Goldstone has over 25 years of experience in the healthcare industry, encompassing operations, commercialization and consulting. He has executed numerous M&A, financing and strategic partnership transactions, for a broad array of middle market and emerging growth companies in technology, life sciences and healthcare services, which qualifies him to serve on the Board of Directors. Mr. Goldstone was the global President of DDB Worldwide Communications Group Inc.’s healthcare business, where he was responsible for a global communications business spanning 40+ offices in over 36 markets. The business covered advertising, digital, integrated communications, healthcare professional promotion, branding, naming, design, market shaping, medical education and scientific communications. Mr. Goldstone has previously held senior positions at Publicis Healthcare Communications Group where he was responsible for the global Sanofi-Aventis business and at Interbrand where he was CEO of its global Healthcare business.
Mr. Goldstone moved from the United Kingdom to New York with Havas Group, where he held senior positions at Robert A. Becker, Euro RSCG and Jordan McGrath Case & Partners, Euro RSCG and ultimately at Euro RSCG Worldwide Headquarters, where he helped devise and build their global healthcare business — Euro RSCG Life Worldwide (Now Havas Life). Mr. Goldstone holds a BSc (Hons) in Pharmacy. He is a board member of the prestigious Galien Foundation and a board member of G3 Global Genomics Group. He is a member of the Royal Pharmaceutical Society of Great Britain and is a past Co-Chairman of New York Corporate Development for the American Diabetes Association. Mr. Goldstone’s breadth of experience in sales, marketing and strategic transactions in the healthcare industry is particularly useful to the Company as it develops its business, commercializes products and builds its marketing channels. The Company believes that these experiences make Mr. Goldstone particularly suitable to serve as a director and guide the Company in the complexities of the life science and healthcare services industries.
David W. Evans has been a Director since September 2017 and Chief Science Officer. Dr. Evans is the founder of VectorVision, was appointed to the Company’s Board of Directors on September 29, 2017, the closing of the VectorVision acquisition, and thereafter was engaged as a consultant to serve as the Company’s Chief Science Officer. Dr. Evans is recognized as the leading expert in clinical contrast sensitivity and glare testing. He has provided his testing expertise and data analysis capability to a wide range of leading ophthalmic companies. Dr. Evans has published more than 30 scientific articles and 3 book chapters in the areas of refractive surgery, glaucoma, ocular blood flow and visual function, and is the inventor of 5 patents related to vision testing devices. Dr. Evans received his Bachelor of Science degree in Human Factors Engineering from the United States Air Force Academy, a Master of Science degree and Masters in Business Administration from Wright State University in Dayton, Ohio, and a Ph.D. in Ocular Physiology from Indiana University.
John Townsend has served as Controller since July 2016 and Chief Accounting Officer since March 2017. He has over 20 years of public and private company experience in industries including biotechnology, medical devices, and high-tech electronics manufacturing. Before joining the Company, Mr. Townsend worked at Cosmederm Biosciences, Inc., a specialty pharmaceutical company. From 2005 until 2015, he worked at Cytori Therapeutics, Inc., a stem cell therapy company. From 1996 to 2005, he worked at several high-tech companies, and he started his career at Deloitte (formerly Deloitte and Touche) after graduating from San Diego State University in 1993. Mr. Townsend is a Certified Public Accountant in the state of California.
Vincent J. Roth has served as General Counsel and Corporate Secretary since April 2015. He is an experienced corporate attorney with over 18 years of experience serving as the General Counsel to public and private companies in the high-tech, healthcare, medical device, nutraceutical, and biotechnology industries. Mr. Roth has worked as the General Counsel and Corporate Secretary for NucleusHealth, LLC (formerly StatRad, LLC), a medical device and teleradiology company for the last eight years. Mr. Roth previously worked as a partner at InnovaCounsel, LLP providing general counsel services to clients from 2009 to 2018. In addition to managing legal affairs, Mr. Roth is very familiar with operating in highly regulated industries. Mr. Roth completed a Master of Laws in Intellectual Property at the University of San Diego where he graduated with honors. He also received a Master of Laws in Business and Corporate Law from the University of San Diego with honors, a Juris Doctor and an MBA from Temple University, a Master of Liberal Arts in Sociology from the University of Pennsylvania and a BBA in Marketing and Human Resources from Temple University.
Family Relationships
There are no family relationships among any of our current or former directors or executive officers.
Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.
Director Independence
The Company intends to list its Common Stock on the NYSE American following the Initial Public Offering (as such term is defined in Proposal 4 below). The listing rules of the NYSE American require that independent directors must comprise at least 50% of a listed company’s board of directors. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Company’s Board of Directors has undertaken a review of the independence of the Company’s directors and considered whether any director has a material relationship with it that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the Board of Directors has determined that each of Messrs. Weingarten and Goldstone, representing two (2) of the Company’s four (4) directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the NYSE American. In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director, and any transactions involving them described in the section captioned “—Certain relationships and related transactions and director independence.”

Committees of the Board of Directors and Meetings
Board Committees
In October 2018, the Board of Directors established, effective upon the effectiveness of the Initial Public Offering, an audit committee and a compensation committee, each of which will be comprised and will have the responsibilities described below. Each of the below committees will have a written charter approved by the Company’s Board of Directors. Each of the committees will report to the Company’s Board of Directors as such committee deems appropriate and as the Company’s Board of Directors may request. Upon completion of the Initial Public Offering, copies of each charter will be posted on the investor relations section of the Company’s website.
Audit Committee
The audit committee will be comprised of Robert Weingarten and Mark Goldstone. Mr. Weingarten will serve as the chairperson of the audit committee. the Company’s Board of Directors has determined that each member of the audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing standards of the NYSE American. The Company’s Board of Directors has also determined that Mr. Weingarten is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the NYSE American. The responsibilities of the audit committee will include, among other things:
•
selecting and hiring the independent registered public accounting firm to audit the Company’s financial statements;

•
overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

•
reviewing financial statements and discussing with management and the independent registered public accounting firm the Company’s annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

•
preparing the audit committee report that the SEC requires to be included in the Company’s annual proxy statement;

•
reviewing the adequacy and effectiveness of the Company’s internal controls and disclosure controls and procedures;

•
overseeing the Company’s policies on risk assessment and risk management;

•
reviewing related party transactions; and

•
approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

The Company’s audit committee will operate under a written charter, to be effective prior to the completion of the Initial Public Offering, which satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE American.
Compensation Committee
The Company’s compensation committee will be comprised of Mark Goldstone and Robert Weingarten. Mr. Goldstone will serve as the chairperson the compensation committee. The Company’s Board of Directors has determined that each member of the compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of the NYSE American. Each member of the compensation committee is a non-employee director as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of the compensation committee will be to oversee the Company’s compensation policies, plans and benefit programs and to discharge the responsibilities of the Company’s Board of Directors relating to compensation of its executive officers. The responsibilities of the compensation committee will include, among other things:
•
reviewing and approving or recommending to the board for approval compensation of the Company’s executive officers;

•
reviewing and recommending to the board for approval compensation of directors;

•
overseeing the Company’s overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including the Company’s executive officers;

•
reviewing, approving and making recommendations to the Company’s Board of Directors regarding incentive compensation and equity plans; and

•
administering the Company’s equity compensation plans.

The compensation committee will operate under a written charter, to be effective prior to the completion of the Initial Public Offering, which satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE American.
During the fiscal year ended December 31, 2017, we did not engage any compensation consultants for the purpose of determining or recommending the amount or form of executive and director compensation.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the company.
Nominating and Corporate Governance
A majority of the independent directors of the Company’s Board will be responsible for reviewing, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the majority of the independent director of the Company’s Board, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, will consider many factors, including the following:
•
diversity of personal and professional background, perspective and experience;

•
personal and professional integrity, ethics and values;

•
experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

•
experience relevant to the Company’s industry and with relevant social policy concerns;

•
experience as a board member or executive officer of another publicly held company;

•
relevant academic expertise or other proficiency in an area of the Company’s operations;

•
practical and mature business judgment, including ability to make independent analytical inquiries;

•
promotion of a diversity of business or career experience relevant to the Company’s success; and

•
any other relevant qualifications, attributes or skills.

Currently, the Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
Board Leadership Structure
Robert Weingarten serves as the Lead Independent Director and Michael Favish serves as our Chief Executive Officer. We believe that this structure is the most effective structure for us and our stockholders at this time because a lead director (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board to express its views on management and (iii) allows the Lead Director to focus on stockholder interests and corporate governance while providing our Chief Executive Officer with the ability to focus his attention on managing our day-to-day operations. As Mr. Weingarten has experience with advising boards of directors and senior management with respect to management and other business aspects, he is particularly well-suited to serve as Lead Independent Director.
We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.
Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board in reviewing our strategic objectives and plans is a key part of the Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
Stockholder Communications to the Board of Directors
Stockholders wishing to submit written communications directly to the Board should send their communications to Secretary, Guardion Health Sciences, Inc., 15150 Avenue of Science, Suite 200, San Diego, California 92128. All stockholder communications will be considered by the independent members of our Board. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table sets forth the total compensation earned the fiscal years ended December 31, 2017 and 2016 to (i) our Chief Executive Officer, and (ii) the Company’s two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2017 and were serving as executive officers as of such date (these individuals are referred to as the “named executive officers”)
Executive	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Michael Favish(1)	2017	$250,000	$—	$—	$—	$250,000
	2016	$250,000	$—	$4,500	$—	$254,500
Gordon Bethwaite(2)	2017	$208,800	$15,000	$—	$—	$223,800
	2016	$208,800	$—	$1,800	$—	$210,600
John Townsend(3)	2017	$144,000	$10,000	$9,000	$—	$163,000
	2016	$68,000	$—	$450	$—	$68,450

(1)
Michael Favish has been the Company’s CEO since inception. Mr. Favish was awarded a fully vested common stock grant on December 31, 2016, for management services rendered, equal to 50,000 shares of our Common Stock, valued at $0.09 per share. We do not have an employment agreement with Mr. Favish.

(2)
Gordon Bethwaite became our Vice President of Sales and Marketing on January 1, 2016. Mr. Bethwaite was awarded a fully vested common stock grant on December 31, 2016, for management services rendered, equal to 20,000 shares of our Common Stock valued at $0.09 per share. In addition, on December 19, 2017, Mr. Bethwaite was paid a $15,000 bonus for management services rendered during 2017. Mr. Bethwaite resigned from his position with the Company effective February 26, 2018.

(3)
John Townsend became our Controller on July 1, 2016. Mr. Townsend was awarded a fully vested common stock grant on December 31, 2016, for management services rendered, for 5,000 shares of our Common Stock valued at $0.09 per share. Mr. Townsend also received a fully vested common stock grant in August 2017, for management services rendered, equal to 100,000 shares of the Common Stock valued at $0.09 per share. In addition, on December 19, 2017, Mr. Townsend was paid a $10,000 bonus for management services rendered during 2017. We do not have an employment agreement with Mr. Townsend.

Outstanding Equity Awards at Fiscal Year-End
There were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to the Company’s named executive officers as of December 31, 2017.
Director Compensation
Our Board has not adopted a formal director compensation policy.

The Company compensated and awarded stock grants to its directors as compensation for serving in such capacity, as show in the table below.
Director	Year	Stock Awards(1)	Fees Earned or Paid in Cash	Total
Mark Goldstone	2017	$—	$—	$—
	2016	$4,500	$—	$4,500
Robert Weingarten	2017	$—	$60,000(2)	$60,000
	2016	$4,500	$—	$4,500
David W. Evans	2017	$—	$30,000(3)	$30,000
	2016	$—	$—	$—

(1)
Mr. Goldstone and Mr. Weingarten have been Directors of the Company since June, 2015.

(2)
Mr. Weingarten was paid $60,000 in December 2017 as compensation for services as Lead Director provided to the Company during 2017.

(3)
Mr. Evans was appointed as a director and Chief Science Officer on September 29, 2017. The Company entered into a Consulting Agreement with Dr. Evans, dated as of September 29, 2017 (the “Consulting Agreement”), whereby Dr. Evans has been engaged to serve as a consultant to the Company to further the Company’s planned development and commercialization of the Company’s portfolio of products and technology. The Consulting Agreement has an initial term of 3 years, with automatic one-year renewals unless earlier terminated. Dr. Evans is entitled to compensation of $10,000 per month for the first six months of the term of the Consulting Agreement and $7,500 per month for the remainder of the term of the Consulting Agreement. Mr. Evans was paid $30,000 in 2017 as compensation for consulting services provided to the Company during 2017.

Certain Relationships and Related Transactions and Director Independence
Except as set forth below, during the past three years, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors or their family members.
On September 29, 2017, the Company completed the acquisition of substantially all of the assets and liabilities of VectorVision Ohio in exchange for 3,050,000 shares of the Company’s Common Stock, pursuant to the Asset Purchase Agreement, which was entered into on an arm’s-length basis. David W. Evans, a Director of the Company, owned 28% of the issued and outstanding shares of VectorVision Ohio and his wife, Tamara Evans, owned 72% of the issued and outstanding shares of VectorVision Ohio. VectorVision Ocular Health, Inc is a wholly owned subsidiary of the Company formed by the Company in connection with the acquisition of assets from VectorVision Ohio. Mr. Evans was appointed as a director of the Company on September 29, 2017 pursuant to the Asset Purchase Agreement. The Company entered into a Consulting Agreement with Dr. Evans, dated as of September 29, 2017 (the “Consulting Agreement”), whereby Dr. Evans has been engaged to serve as a consultant to the Company to further the Company’s planned development and commercialization of the Company’s portfolio of products and technology. The Consulting Agreement has an initial term of 3 years, with automatic one-year renewals unless earlier terminated. Dr. Evans is entitled to compensation of  $10,000 per month for the first six months of the term of the Consulting Agreement and $7,500 per month for the remainder of the term of the Consulting Agreement.
Due to and from related parties represents unreimbursed expenses and compensation incurred on behalf of, and amounts loaned to the Company by, Michael Favish, the Company’s Chief Executive Officer, as well as other stockholders. The advances are unsecured, non-interest bearing and are due on demand. As of December 31, 2017 and 2016, the Company had $146,133 and $91,483, respectively, due to related parties.

During the twelve months ended December 31, 2017, the Company incurred $250,000 of salary expense and paid $170,000 in salary to its CEO, Michael Favish. During the twelve-month period ended December 31, 2016, the Company incurred salary expense of  $250,000 and paid $48,500 in salary to Mr. Favish. Accrued amounts are included in general and administrative expenses.
The Company paid Robert Weingarten, a director, $60,000 in December 2017 as compensation for services he provided to the Company during 2017 as its Lead Director.
On April 10, 2017, the Company awarded a stock grant of 100,000 shares to John Townsend, its Controller and Chief Accounting Officer. These shares were fully vested upon issuance. The Company recorded $75,000 of stock-based compensation as a result of the award.
On December 31, 2016, the Company issued 684,933 shares of Common Stock, converted at $0.60 per share, to its CEO, Michael Favish, in settlement of  $410,960 of previously accrued management and other fees earned by Mr. Favish from 2013 through 2016. The difference of  $191,781 between the fair value of the shares issued and accrued fees was reflected as additional compensation in general and administrative expenses.
On December 31, 2016, the Company awarded stock grants to its management and directors as compensation for services rendered. This included 50,000 shares each to Michael Favish, its CEO, Mark Goldstone, a Director, and Robert Weingarten, a Director. 20,000 shares were awarded to Gordon Bethwaite, its former Vice President of Sales and Marketing, 15,000 shares were awarded to Vincent J. Roth, its General Counsel and Corporate Secretary and 5,000 shares were awarded to John Townsend, its Controller and Chief Accounting Officer. All of these shares were fully vested on December 31, 2016. The Company recorded $162,800 of stock-based compensation as a result of these awards.

PROPOSALS TO BE VOTED UPON AT THE 2018 ANNUAL MEETING
PROPOSAL 1:
ELECTION OF DIRECTORS
The Board of Directors currently consists of four members: Michael Favish, Robert Weingarten, Mark Goldstone and David W. Evans. At each annual meeting of stockholders, directors shall be elected by the stockholders for a term of one (1) year. Each director shall serve until his successor is duly elected and qualified or until the director’s earlier resignation or removal.
The Board of Directors has voted to nominate Michael Favish, Robert Weingarten, Mark Goldstone and David W. Evans as members of our Board of Directors for a term of one year to serve until the 2019 Annual Meeting of Stockholders, and until their respective successor is elected and qualified.
In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Required Vote for Approval
A plurality of the votes cast at the Annual Meeting is required to elect a nominee as a director.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MICHAEL FAVISH, ROBERT WEINGARTEN, MARK GOLDSTONE AND DAVID W. EVANS AS DIRECTORS OF THE COMPANY AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has selected Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2018. Weinberg & Company, P.A. has audited our consolidated financial statements since fiscal year 2013.
Although stockholder approval of the selection of Weinberg & Company, P.A. is not required by law, our Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board may reconsider its selection of Weinberg & Company, P.A.
Fees of Independent Registered Public Accounting Firm
Weinberg & Company, P.A. acted as the Company’s independent registered public accounting firm for the years ended December 31, 2017 and 2016 and for the interim periods in such fiscal years. The following table shows the fees that were incurred by the Company for audit and other services provided by Weinberg & Company, P.A. for the years ended December 31, 2017 and 2016.
	Year Ended December 31,
	2017	2016
Audit Fees(a)	$129,834	$84,426
Tax Fees(b)	2,960	37,350
Other Fees(c)	19,758	19,073
Total	$152,552	$140,849

(a)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and the review of its financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory or regulatory filings.

(b)
Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

(c)
Other fees represent fees related to a filing of a Registration Statement on Form S-1.

Pre-Approval Policies and Procedures
All audit related services, tax services and other services rendered by Weinberg & Company, P.A. were pre-approved by the Company’s Board of Directors. The Board of Directors has adopted a pre-approval policy that provides for the pre-approval of all services performed for the Company by its independent registered public accounting firm. Our independent registered public accounting firm and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
Required Vote of Stockholders
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3:
APPROVAL OF THE GUARDION HEALTH SCIENCES, INC.
2018 EQUITY INCENTIVE PLAN
Introduction
In October 2018, our Board of Directors adopted the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan will become effective, if at all, on the date that it is approved by the Company’s stockholders (the “Effective Date”).
Under the 2018 Plan, 6,000,000 shares of Common Stock are initially available for grant.
Rationale for Adoption of the 2018 Plan
Grants of options, restricted shares, restricted stock units and other share-based awards to our employees, directors, independent contractors and consultants are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability. In connection with our Initial Public Offering and anticipated listing on the NYSE American, we believe it is the appropriate time for our Company to adopt an equity incentive plan.
Dilution and Shares Available
Dilution.   Subject to stockholder approval of the 2018 Plan, 6,000,000 shares of Common Stock will be reserved for issuance under the 2018 Plan, which represents approximately 14.9% of our issued and outstanding shares as of the Record Date. The Board believes that this number of shares constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all stockholders.
Shares Available; Certain Limitations.   The maximum number of shares of Common Stock reserved and available for issuance under the 2018 Plan will be equal to 6,000,000.
New shares reserved for issuance under the 2018 Plan may be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of Common Stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the Plan except that any shares of Common Stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Plan.
Description of 2018 Plan
The following is a summary of the material features of the 2018 Plan. This summary is qualified in its entirety by the full text of the 2018 Plan, a copy of which is attached to this Proxy Statement as Appendix A.
Types of Awards.   The 2018 Plan provides for the issuance of options, share appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), other share-based awards and cash awards to our officers, employees, directors, independent contractors and consultants.
Shares of Common Stock subject to an award under the 2018 Plan that remain unissued upon the cancellation or termination of the award will again become available for grant under the 2018 Plan. However, shares of Common Stock that are surrendered by a participant or withheld as payment of the exercise price in connection with any award under the 2018 Plan, as well as any shares of Common Stock exchanged by a participant or withheld to satisfy tax withholding obligations related to any award, will not be available for subsequent awards under the 2018 Plan. If an award is denominated in shares, but settled in cash, the number of shares of Common Stock previously subject to the award will again be available for grants under the 2018 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of Common Stock available for grant under the 2018 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares will no longer be available for grant under the 2018 Plan.
Administration.   The 2018 Plan will be administered by our board of directors, or if our board of directors does not administer the 2018 Plan, a committee of our board of directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our board of directors or such committee, the “plan administrator”). The plan administrator may interpret the 2018 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2018 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.
The 2018 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.
Restricted Shares and RSUs.   Restricted shares and RSUs may be granted under the 2018 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, applicable to the grant of restricted shares. Unless otherwise determined by the plan administrator, if the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited. Subject to the provisions of the 2018 Plan and the applicable individual award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances, including the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability. The rights of restricted share and RSU holders upon a termination of employment or service will be set forth in individual award agreements.
Unless the applicable award agreement provides otherwise, participants with restricted shares will generally have all of the rights of a stockholder during the restricted period, including the right to receive dividends declared with respect to such shares; provided, however, that dividends declared during the restricted period with respect to an award will only become payable if  (and to the extent) that the underlying restricted shares vest. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but will be credited with dividend equivalent rights, unless the applicable individual award agreement provides otherwise.
Options.   We may issue non-qualified stock options and “incentive stock options” (“ISOs”) (within the meaning of Section 422 of the Code) under the 2018 Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and, subject to the provisions in the 2018 Plan, will be determined by the plan administrator. The exercise price of any option granted under our 2018 Plan must be at least equal to the fair market value of our Common Stock on the date the option is granted (110% of fair market value in the case of ISOs granted to ten percent stockholders). The maximum term of an option granted under our 2018 Plan is ten years. The amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a value of  $100,000 per participant, determined using the fair market value of the shares on the date of grant.
Subject to our 2018 Plan, the plan administrator will determine the vesting and other terms and conditions of options granted under our 2018 Plan and the plan administrator will have the authority to accelerate the vesting of any option in its sole discretion. Treatment of an option upon termination of employment of a participant will be provided for by the plan administrator in the applicable award agreement.

Share Appreciation Rights.   SARs may be granted under the 2018 Plan either alone or in conjunction with all or part of any option granted under the 2018 Plan. A free-standing SAR granted under the 2018 Plan entitles its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the free-standing SAR multiplied by the number of shares in respect of which the SAR is being exercised. An SAR granted in conjunction with all or part of an option under the 2018 Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. Each SAR will be granted with an exercise price that is not less than 100% of the fair market value of the related shares of Common Stock on the date of grant. Treatment of a SAR upon termination of employment of a participant will be provided for by the plan administrator in the applicable award agreement. The maximum term of all SARs granted under the 2018 Plan will be determined by the plan administrator, but may not exceed ten years. The plan administrator may determine to settle the exercise of an SAR in shares of Common Stock, cash, or any combination thereof.
Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.
Other Share-Based Awards.   Other share-based awards, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including dividend equivalents) may be granted under the 2018 Plan. The plan administrator will determine the terms and conditions of such other share-based awards, including the number of shares of Common Stock to be granted pursuant to such other share-based awards, the manner in which such other share-based awards will be settled (e.g., in shares of Common Stock, cash or other property), and the conditions to the vesting and payment of such other share-based awards (including the achievement of performance goals). The rights of participants granted other share-based awards upon the termination of employment with or service to us will be set forth in the award agreement. Any dividend or dividend-equivalent award issued under the 2018 Plan will be subject to the same restrictions and conditions as apply to the underlying award.
Cash Awards.   Bonuses that are payable solely in cash may also be granted under the 2018 Plan, and may be granted contingent upon the achievement of performance goals. The rights of participants granted cash awards upon the termination of employment with or service to us will be set forth in the applicable award agreement.
Equitable Adjustments.   In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our Common Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2018 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2018 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted shares, RSUs and other share-based awards granted under the 2018 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, our board of directors may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.
Change in Control and Qualifying Termination.   Unless otherwise determined by the plan administrator and evidenced in an award agreement, in the event that (i) a “change in control” (as defined below) occurs and (ii) a participant’s employment or service is terminated by us or any of our successors or affiliates without cause or by the participant for good reason (if applicable) within 12 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels.
Definition of Change in Control.   For purposes of the 2018 Plan, a “change in control” will mean, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our board of directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our board of directors immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of complete liquidation or dissolution of us or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or a sale or disposition to an entity controlled by our board of directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.
Tax Withholding.   Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of taxes up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2018 Plan, as determined by the Company. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.
Amendment and Termination of the 2018 Plan.   The 2018 Plan provides our board of directors with authority to amend, alter or terminate the 2018 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.
2018 Plan Term.   The 2018 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).
Clawback.   If the Company is required to prepare a financial restatement due to the material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to the Company that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer).
Indemnification.   To the extent allowable pursuant to applicable law, each member of our board of directors and the plan administrator and any officer or other employee to whom authority to administer any component of the 2018 Plan is delegated shall be indemnified and held harmless by the Company from any loss or expense that may be reasonably incurred by such member in connection with any claim, action or proceeding in which he or she may be involved by reason of any action or failure to act pursuant to the 2018 Plan and against all amounts paid by him or her in satisfaction of judgment in such claim, action or proceeding against him or her, provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
US Federal Income Tax Consequences
The following is a summary of certain United States federal income tax consequences of awards under the 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Non-Qualified Stock Options.   A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price paid at the time of exercise. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Incentive Stock Options.   In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of Common Stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2018 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.
Stock Appreciation Rights.   A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an SAR will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock.   A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
RSUs.   In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate fair market value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other Awards.   With respect to other awards granted under the 2018 Plan, including other share-based award and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any common shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Equity Compensation Plan Information.
The following table summarizes information, as of December 31, 2017, regarding our equity compensation arrangements pursuant to which grants of stock options, restricted stock, and other rights to acquire shares of the Company’s Common Stock were granted.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
	—	$—	—
Equity compensation plans not approved by security holders:
	2,125,000	$1.10	—
Total	2,125,000	$1.10	—

Required Vote of Stockholders
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt the 2018 Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 4:
REVERSE STOCK SPLIT PROPOSAL
Introduction
The Board of Directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, a so-called “reverse stock split.” If approved by the stockholders as proposed, the Board of Directors would have the sole discretion to effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of one-for-two and three-for-four. The Board of Directors has the discretion to abandon the amendment and not implement the reverse stock split. The Board of Directors is hereby soliciting stockholder approval for the Reverse Stock Split Proposal.
If approved by our stockholders, the reverse stock split proposal would permit (but not require) the Board of Directors to effect a reverse stock split of the outstanding shares of our Common Stock within one year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-two and three-for-four, with the specific ratio to be fixed within this range by the Board of Directors in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.
In fixing the ratio, the Board of Directors may consider, among other things, factors such as: the initial and continued listing requirements of the NYSE American; the number of shares of our Common Stock outstanding; the anticipated impact of the reverse stock split on our Initial Public Offering (as defined below); potential financing opportunities; and prevailing general market and economic conditions.
The reverse stock split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The proposed form of amendment to our Certificate of Incorporation to effect the reverse stock split is attached as Appendix B to this Proxy Statement. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the Board of Directors, within the range approved by our stockholders.
Reasons for the Reverse Stock Split
The Company intends to list our Common Stock on the NYSE American (the “Initial Public Offering”). Our Board of Directors is submitting the reverse stock split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of the NYSE American and to make our Common Stock more attractive to a broader range of investors. The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the reverse stock split. Accordingly, for these and other reasons discussed below, we believe that effecting the reverse stock split is in the Company’s and our stockholders’ best interests.
We believe that the reverse stock split will enhance our ability to obtain an initial listing on the NYSE American. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance in that regard.

Additionally, we believe that the reverse stock split will make our Common Stock more attractive to a broader range of investors, as we believe that the current market price of our Common Stock, in addition to the lack of liquidity, may affect its acceptability to certain professional investors and other members of the investing public. Many brokerage houses and professional investors have internal policies and practices that either prohibit them from investing in low-priced or low liquidity stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced or low liquidity stocks economically unattractive to brokers. We believe that the reverse stock split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.
Reducing the number of outstanding shares of our Common Stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the reverse stock split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.
Potential Effects of Proposed Amendment
If our stockholders approve the reverse stock split and the Board of Directors effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board of Directors. The reverse stock split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The reverse stock split will not change the terms of the Common Stock. After the reverse stock split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable.
After the effective time of the reverse stock split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.
Registered “Book-Entry” Holders of Common Stock
Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-reverse stock split Common Stock.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-reverse stock split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-reverse stock split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-reverse stock split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.
Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants
Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.
Accounting Matters
The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-reverse stock split presentation.
No Appraisal Rights
Under Delaware law, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to this proposal.
Interests of Certain Persons in Reverse Stock Split Proposal
Our officers and directors have an interest in in the Reverse Stock Split Proposal as a result of their ownership of shares of our Company Stock. However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other stockholders.

Certain Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:
•
an individual citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.
This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.
Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.
General Tax Treatment of the Reverse Stock Split
The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the reverse stock split ratio. A U.S.

holder’s aggregate tax basis in the lesser number of ordinary shares received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the ordinary shares received in the reverse stock split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse stock split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Dissenters’ Rights
No dissenters’ rights are available under the General Corporation Law of the State of Delaware or under the Certificate of Incorporation or the Bylaws to any stockholder who dissents from this Proposal Two.
Interests of Directors and Executive Officers
Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock or any other of our securities.
Required Vote of Stockholders
The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to approve the Reverse Stock Split Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rules promulgated thereunder, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, also known as the “say-on-pay vote,” as described below.
The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation philosophy is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers. Before voting on this Proposal 5, you are urged to read the section of this proxy entitled “Executive Officer and Director Compensation.”
Because your vote is advisory, it will not be binding on our Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Board, and our future compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2018 Annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Guardion Health Sciences, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in the Executive Officer and Director Compensation Section of this proxy statement, is hereby APPROVED.”
Required Vote of Stockholders
The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote and cast at the Annual Meeting is required to approve, on an advisory basis, this resolution. Proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL 5.

PROPOSAL 6:
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES
We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Proposal 5) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.
After careful consideration, the Board and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of holding an advisory vote every three (3) years on the compensation of our named executive officers. This is consistent with giving stockholders the opportunity to voice concerns with management or our Board, which will give the Board, our future compensation committee and management appropriate feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.
Recommendation
The Board recommends a vote to approve, on an advisory basis, the frequency of holding a vote on the compensation of our named executive officers every three (3) years, and proxies solicited by the Board will be voted in favor of such frequency unless a stockholder indicates otherwise on the proxy card.
Required Vote of Stockholders
The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The affirmative vote of a majority of the shares cast regarding this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE ON PROPOSAL 6 TO HOLD THE SAY-ON-PAY VOTE EVERY THREE (3) YEARS.

PROPOSAL 7:
ADJOURNMENT OR POSTPONEMENT TO SOLICIT ADDITIONAL PROXIES
The purpose of this proposal is to allow the holder of proxies solicited hereby to vote the shares represented by proxies in favor of adjournment or postponement of the Annual Meeting to a later time, in order to allow more time to solicit additional proxies, as necessary if there is not a quorum at the time of the Annual Meeting or if there are insufficient votes at the time of the Meeting to approve any of Proposals 1 through 6.
Any adjournment may be made without notice, other than by an announcement made at the Meeting, of the time, date and place of the adjourned meeting. When a quorum is once present it is not broken by the subsequent withdrawal of any stockholder.
Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.
If Proposal 7 is approved and a quorum is not present at the Annual Meeting, it is expected that the holder of proxies solicited hereby will vote to adjourn the Annual Meeting in order for additional proxies to be solicited. The lack of a quorum is one circumstance in which there are insufficient votes to approve Proposals 1 through 6. A quorum is necessary to hold the Annual Meeting. The holders of the majority of the outstanding shares of Common Stock entitled to be cast as of the Record Date, represented in person or by proxy, will constitute a quorum for purposes of the Annual Meeting. Once a share of Common Stock is represented at the Meeting, it will be counted for the purposes of determining a quorum and for transacting all business, unless the holder is present solely to object to the Annual Meeting. If no quorum exists, the holders of a majority of such shares so present or represented shall have the power to seek to adjourn the meeting from time to time until a quorum shall be present or represented. In accordance with the Delaware General Corporation Law and the Bylaws of the Company, the adoption of an adjournment would require the approval of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote, even though the number of shares present and entitled to vote is less than a quorum.
If a quorum exists, holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereat may adjourn the Meeting. If Proposal 7 is approved, the holder of proxies solicited hereby may approve an adjournment if additional votes are needed to approve any of Proposals 1 through 6.
Required Vote of Stockholders
The affirmative vote of a majority of the votes cast at the Annual Meeting, regardless of the presence of a quorum, is required to approve the adjournment of the Annual Meeting in order to allow more time to solicit additional proxies.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 7.

OTHER MATTERS
The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than June 25, 2019, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Stockholders who intend to present a proposal at our 2019 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after June 23, 2019 but no later than July 23, 2019. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
San Diego, California
October 23, 2018
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 filed with the SEC, which provide additional information about us, are available on the Internet at www.sec.com and available in paper form to beneficial owners of our stock without charge upon written request to Guardion Health Sciences, Inc., 15150 Avenue of Science, Suite 200, San Diego, California 92128, Attention: Secretary.

APPENDIX A
GUARDION HEALTH SCIENCES, INC.
2018 EQUITY INCENTIVE PLAN

GUARDION HEALTH SCIENCES, INC.
2018 EQUITY INCENTIVE PLAN
Section 1.   Purpose of Plan.
The name of the Plan is the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan. The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.
(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.
(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Other Share-Based Award or Cash Award granted under the Plan.
(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g) “Board” means the Board of Directors of the Company.
(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i) “Cash Award” means cash awarded under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.
(j) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Subsidiaries or Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, and/or (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.
(k) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
(l) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:
(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or
(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or
(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.
(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.
(o) “Common Stock” means the common stock of the Company, having a par value of  $0.0001 per share.
(p) “Company” means Guardion Health Sciences, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of  “Change in Control” above).
(q) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(r) “Effective Date” has the meaning set forth in Section 18 hereof.
(s) “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Exempt Award” shall mean the following:
(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
(3) An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.
(v) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.
(w) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(x) “Free Standing Rights” has the meaning set forth in Section 8.
(y) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.
(z) “Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).
(aa) “Incentive Compensation” means annual cash bonus and any Award.
(bb) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(cc) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(dd) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ee) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(gg) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(hh) “Plan” means this 2018 Equity Incentive Plan.
(ii) “Related Rights” has the meaning set forth in Section 8.
(jj) “Restricted Share” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.
(kk) “Restricted Period” has the meaning set forth in Section 9.
(ll) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.
(mm) “Rule 16b-3” has the meaning set forth in Section 3.
(nn) “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.
(oo) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(pp) “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of  (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(qq) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(rr) “Term” has the meaning set forth in Section 3.
(ss) “Transfer” has the meaning set forth in Section 16.
Section 3.   Administration.
(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1) to select those Eligible Recipients who shall be Participants;
(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Cash Awards, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3) to determine the number of Shares to be covered by each Award granted hereunder;
(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) and to Section 4(e) of the Plan, any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards);
(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6) to determine the Fair Market Value in accordance with the terms of the Plan;
(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;
(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and
(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.
(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.
(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.
(e) The expenses of administering the Plan shall be borne by the Company and its Affiliates.
(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
Section 4.   Shares Reserved for Issuance Under the Plan.
(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 6,000,000 shares of Common Stock; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.
(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for grant under the Plan.
(c) No more than 3,000,000 Shares shall be issued pursuant to the exercise of ISOs.
Section 5.   Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.   Eligibility.
The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.   Options.
(a) General.   Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder.

Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b) Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(c) Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(e) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.
(d) Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.
(e) Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.
(f) ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(1) ISO Grants to 10% Stockholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(2) $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3) Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of  (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g) Rights as Stockholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.
(h) Termination of Employment or Service.   Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(i) Other Change in Employment or Service Status.   An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8.   Share Appreciation Rights.
(a) General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Awards; Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.
(c) Exercise Price.   The Exercise Price of Shares purchasable under a Share Appreciation Rights shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Rights be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(d) Exercisability.
(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
(e) Payment Upon Exercise.
(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f) Termination of Employment or Service.   Treatment of an Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(g) Term.
(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h) Other Change in Employment or Service Status.   Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.
Section 9.   Restricted Shares and Restricted Stock Units.
(a) General.   Restricted Shares or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Stock Units shall be made. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.
(b) Awards and Certificates.   Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Stock Units to be

settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c) Restrictions and Conditions.   The Restricted Shares or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 12 hereof.
(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if  (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.
(3) The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represent the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.   Other Share-Based Awards.
Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.
Section 11.   Cash Awards.
The Administrator may grant Awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Awards granted pursuant to this Section 11 may be granted with value and payment contingent upon the achievement of performance goals.
Section 12.   Change in Control.
Unless otherwise determined by the Administrator and evidenced in an Award Agreement, notwithstanding Section 4(e) of the Plan, in the event that (a) a Change in Control occurs, and (b) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:
(a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.
If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.
Section 13.   Amendment and Termination.
The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Section 14.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 15.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.
Section 16.   Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.
Section 17.   Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 18.   Effective Date.
The Plan was adopted by the Board on October [    ] and shall become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).
Section 19.   Electronic Signature.
Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.
Section 20.   Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21.   Securities Matters and Regulations.
(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 22.   Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Section 23.   Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24.   No Fractional Shares.
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 25.   Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 26.   Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 27.   Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 28.   Clawback.
(a) If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.
(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Section 29.   Governing Law.
The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 30.   Indemnification.
To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 31.   Titles and Headings, References to Sections of the Code or Exchange Act.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
Section 32.   Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 33.   Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

APPENDIX B
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
GUARDION HEALTH SCIENCES, INC.
GUARDION HEALTH SCIENCES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The name of the Corporation is Guardion Health Sciences, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 30, 2015 and has been amended by a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on October 30, 2015 (as so amended, the “Certificate of Incorporation”).
SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended and restated in its entirety to read as follows:
A. Number of Authorized Shares.   The total number of shares of stock authorized which the Corporation shall have the authority to issue shall be One Hundred Million (100,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Ninety Million (90,000,000) shares of Common Stock, each share to have a par value of  $0.001 per share, and Ten Million (10,000,000) shares of Preferred Stock, each share to have a par value of  $0.001 per share.
B. Reverse Stock Split.   Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each         (         ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of  $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.
THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the   day of            , 2018.
GUARDION HEALTH SCIENCES, INC.
By:

Name:  Michael Favish
Title:    President and Chief Executive Officer
B-1

VOTE BY INTERNET

Before the Meeting - Go to
www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card ("**Proxy Card**") in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

Guardion Health Sciences, Inc.15150 Avenue of Science, Suite 200San Diego, California 92128VOTE BY INTERNETBefore the Meeting - Go towww.proxyvote.comUse the Internet to transmit your voting instructions and forelectronic delivery of information up until 11:59 P.M.Eastern Time the day before the cut-off date or meetingdate. Have your proxy card (“Proxy Card”) in hand whenyou access the web site and follow the instructions to obtainyour records and to create an electronic voting instructionform.ELECTRONIC DELIVERY OF FUTURE PROXYMATERIALSIf you would like to reduce the costs incurred by ourcompany in mailing proxy materials, you can consent toreceiving all future proxy statements, Proxy Cards andannual reports electronically via e-mail or the Internet. Tosign up for electronic delivery, please follow theinstructions above to vote using the Internet and, whenprompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY MAILMark, sign and date your Proxy Card and return it in thepostage-paid envelope we have provided or return it toVote Processing, VStock Transfer, LLC, 18 LafayettePlace, Woodmere, New York 11598.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

GUARDION HEALTH SCIENCES, INC. **The Board of Directors recommends you vote <u>FOR</u> Proposals 1, 2, 3, 4, 5 and 7 and <u>3 YEARS</u> on Proposal 6:**	**For All**	**Withhold All**	**For All Except**	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________

Nominees:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTIONONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.GUARDION HEALTH SCIENCES,INC.ForAllWithholdAllFor AllExceptTo withholdauthority tovote for anyindividualnominee(s),mark "For AllExcept" andwrite thenumber(s) ofthenominee(s) onthe line below.The Board of Directorsrecommends youvote FOR Proposals 1, 2, 3, 4,5 and 7 and 3 YEARS onProposal 6:1.Election of Directors Nominees:01) Michael Favish02) Robert Weingarten03) Mark Goldstone04) David W. EvansFor Against Abstain For Against Abstain2.Ratify the appointment ofWeinberg & Company, P.A.as our independent registeredpublic accounting firm for thefiscal year ending December31, 2018;5.Hold an advisory voteon our 2017 namedexecutive officercompensation;3 Years 2 Years 1 Year Abstain3.Approve the Guardion HealthSciences, Inc. 2018 EquityIncentive Plan;6.Hold anadvisory voteon thefrequency ofthe advisoryvote onexecutivecompensation;andFor Against Abstain4.Grant discretionary authority toour Board of Directors to (i)amend our Certificate of 7.Authorize theadjournment of theAnnual Meeting if

Incorporation to combineoutstanding shares of ourcommon stock into a lessernumber of outstanding shares,or a “reverse stock split”, at aspecific ratio within a range ofone-for-two and three-for-four,with the exact ratio to bedetermined by our Board ofDirectors in its sole discretionand (ii) effect a reverse stocksplit, if at all, within one yearof the date the proposal isapproved by stockholders.necessary orappropriate, includingto solicit additionalproxies if there are notsufficient votes at thetime of the AnnualMeeting oradjournment orpostponement thereofto approve any of theforegoing proposals.For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. Yes NoNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor,administrator, trustee or guardian, please give full title as such.Signature[PLEASE SIGNWITHIN BOX]Date Signature (JointOwners)Date